                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:    October 18, 2000

United Community Financial Corp.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

Ohio                                  0-24399                  34-1856319
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(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)        Identification Number)


275 Federal Plaza West
Youngstown, Ohio                                                 44503-1203
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (330) 742-0500
                                                   -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changes since last report.)

                        UNITED COMMUNITY FINANCIAL CORP.

                             275 Federal Plaza West
                           Youngstown, Ohio 44503-1203

                              FOR IMMEDIATE RELEASE

                                                                Patrick A. Kelly
                                                         Chief Financial Officer
                                                        (330) 742-0500, Ext. 592


                   UNITED COMMUNITY FINANCIAL CORP. ANNOUNCES
                         EARNINGS FOR THIRD QUARTER 2000

YOUNGSTOWN, Ohio (October 18, 2000) - United Community Financial Corp. (Nasdaq:
UCFC) today announced its financial results for the third quarter of fiscal 2000. United Community is the holding company of The Home Savings and Loan Co. and Butler Wick Corp.

For the three month period ended September 30, 2000, United Community reported net income of $3.1 million, or $0.09 per diluted share, compared with a net loss of $1.9 million, or $(0.06) per diluted share, for the same three month period in the prior year. United Community's net interest income declined $3.1 million in the third quarter of 2000 compared to the same period last year, primarily due to interest expense on other borrowed funds in conjunction with a special $6 per share distribution declared in September 1999. Noninterest expense declined by $9.8 million, due largely to a decrease in salaries and employee benefits and a gain on the curtailment of postretirement benefits, which were partially offset by a loss on the termination of Home Savings' pension plan.

Net income for the nine months ended September 30, 2000 was $9.2 million, or $0.27 per diluted share, compared to $8.5 million, or $0.25 per diluted share, for the nine months ended September 30, 1999. Net interest income decreased $8.2 million, or 18.7%, resulting primarily from an increase in interest expense on other borrowed funds of $5.5 million, primarily in conjunction with the special distribution. Also contributing to the decrease in net interest income was an increase in interest expense on deposits of $3.1 million, due to an increase in deposits and an increase in rates paid on deposits over this time period. Noninterest expense through the first nine months of 2000 decreased $6.3 million, primarily attributable to a decrease in salaries and employee benefits due largely to expense recognized in 1999 for the special capital distribution related to the United Community Recognition and Retention Plan. The gain on postretirement benefits curtailment also contributed to the decrease in noninterest expense. These decreases were partially offset by the loss on pension termination and an increase in franchise tax expense.

Noninterest income increased $2.4 million, primarily due to a $1.6 million increase in commissions earned at Butler Wick and a $622,000 increase in service fees and other charges.

United Community's annualized return on average assets and return on average equity were 0.98% and 4.71%, respectively, for the first nine months of the year. The annualized return on average assets and return on average equity were 0.87% and 2.37%, respectively, for the nine months ended September 30, 1999.

Total shareholders' equity increased $5.7 million, or 2.2%, to $262.6 million at September 30, 2000 from $256.9 million at December 31, 1999. The increase was primarily due to earnings for the nine months, and was partially offset by quarterly dividend payments. Book value as of September 30, 2000 was $7.69 per share.

Total assets decreased $27.3 million, or 2.1%, from December 31, 1999 to September 30, 2000, primarily as a result of a decline in cash and cash equivalents of $71.4 million, or 64.1%, and a reduction in securities of $85.6 million, or 20.3%. United Community used these assets to reduce its other borrowed funds by $50.9 million and to fund increases in net loans of $112.8 million and margin accounts of $13.8 million.

Net loans increased $112.8 million, or 15.6%, from December 31, 1999 to September 30, 2000 due to an increase of $51.9 million in mortgage loans, an increase of $48.1 million in commercial loans and a $12.8 million increase in consumer loans. These increases were due to a continual effort to increase loans in both United Community's current market and new markets such as Canton, Stow and Cleveland.

Deposits increased $20.3 million, or 2.4%, from December 31, 1999 to September 30, 2000, primarily due to a $31.6 million increase in certificates of deposit and a $4.6 million increase in checking accounts, which were offset by a $16.2 million decrease in savings accounts. The increases in certificates of deposits and checking accounts were primarily due to competitive interest rates.

 "We are satisfied with the results from the quarter, as well as with United Community's progress in implementing its strategic plan," said Douglas M. McKay, chairman and chief executive officer of United Community. "We have made banking more convenient for our customers by introducing online banking and opening a new bank branch in Howland, Ohio this quarter and telebanking services earlier in the year. These new innovations will help us meet the needs of consumers."

McKay also pointed out several other developments in implementing its strategic plan to increase its loan portfolio. Loan production offices were opened in Canton and Stow during the third quarter and a third loan production office is scheduled to open in Cleveland in the fourth quarter. The new loan production offices, along with increased loan production in the Youngstown market, have allowed United Community to increase its loan portfolio by $113.0 million in the current year.

Home Savings will also be expanding by opening new branches at Youngstown State University and the Lincoln Knolls Plaza in Youngstown, Ohio in the near future.


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Home Savings and Butler Wick are wholly owned subsidiaries of United Community
Financial Corp. Home Savings has 15 full service offices located throughout Mahoning, Columbiana and Trumbull counties in Northeastern Ohio. Butler Wick has 10 full service offices located throughout Northeastern Ohio and Western Pennsylvania. Additional information on United Community, Home Savings and Butler Wick may be found on United Community's web site: www.ucfcorp.com.

                                       ###


This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements regarding continued implementation of United Community's strategic plan are forward-looking in nature. These statements are subject to risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Such risks include, among other factors, the acceptance of new products in the marketplace and the success of finding additional opportunities for product and geographic expansion. For a more complete list of risk factors, read United Community's Form 10K filed with the Securities and Exchange Commission.

                        UNITED COMMUNITY FINANCIAL CORP.

                                                                                     As of                         As of
                                                                               September 30, 2000              December 31,1999
                                                                               ------------------              ----------------
                                                                                 (In thousands, except per share data)
SELECTED FINANCIAL CONDITION DATA:

ASSETS
     Cash and cash equivalents                                                    $    40,005                      $   111,445
     Mortgage-backed securities                                                       216,944                          251,638
     Investment securities                                                            119,698                          170,652
     Federal Home Loan Bank stock                                                      13,538                           12,825
     Net loans receivable:
         Loans held for investment                                                    837,965                          725,632
         Loans held for sale                                                            4,363                            3,860
         Allowance for loan losses                                                     (6,461)                          (6,405)
     Real estate owned                                                                    307                              158
     Other assets                                                                      73,887                           57,768
                                                                                  -----------                      -----------
             Total assets                                                         $ 1,300,246                      $ 1,327,573
                                                                                  ===========                      ===========

LIABILITIES
     Deposits                                                                     $   854,390                      $   834,087
     Other borrowed funds                                                             162,639                          213,578
     Other liabilities                                                                 20,652                           23,040
                                                                                  -----------                      -----------
             Total liabilities                                                      1,037,681                        1,070,705

SHAREHOLDERS' EQUITY
         Preferred stock-no par value; 1,000,000 shares authorized and unissued
             at September 30, 2000                                                         --                               --
         Common stock-no par value; 499,000,000 shares authorized;
             37,802,873 shares issued and outstanding at September 30, 2000           136,903                          136,509
         Retained earnings                                                            155,091                          153,553
         Other comprehensive loss                                                      (1,698)                          (3,003)
         Unearned compensation                                                        (27,731)                         (30,191)
                                                                                  -----------                      -----------
             Total shareholders' equity                                               262,565                          256,868

                                                                                  -----------                      -----------
             Total liabilities and shareholders' equity                           $ 1,300,246                      $ 1,327,573
                                                                                  ===========                      ===========

     Book value per share                                                         $      7.69                      $      7.46
     Dividends paid per share                                                     $     0.075                      $     0.075


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
                                                                Three Months Ended    Three Months Ended   Three Months Ended
                                                                   September 30,          June 30,           September 30,
                                                                       2000                 2000                 1999
                                                                ------------------    ------------------   ------------------
                                                                           (In thousands, except per share data)
SELECTED EARNINGS DATA (UNAUDITED):

     Interest income                                                 $ 23,236             $ 22,420             $ 22,699
     Interest expense                                                  11,443               10,371                7,850
                                                                     --------             --------             --------
     Net interest income                                               11,793               12,049               14,849

     Provision for loan losses                                            150                 --                   --
     Noninterest income:
         Commissions                                                    3,910                4,238                3,563
         Service fees and other charges                                 1,404                1,385                1,085
         Underwriting and investment banking                              113                  192                   40
         Net gains (losses)
             Securities                                                     1                 (158)                  21
             Other                                                          8                   (4)                  (2)
         Other income                                                     278                  204                  155
                                                                     --------             --------             --------
             Total noninterest income                                   5,714                5,857                4,862

     Noninterest expense

         Salaries and employee benefits                                 9,483                8,470               18,110
         Gain from curtailment of postretirement benefits              (2,928)                --                   --
         Loss from settlement of pension                                1,008                 --                   --
         Occupancy                                                        552                  532                  500
         Equipment and data processing                                  1,477                1,446                1,234
         Acquisition expense                                             --                   --                    431
         Other noninterest expense                                      3,148                2,779                2,294
                                                                     --------             --------             --------
             Total noninterest expense                                 12,740               13,227               22,569

     Income before taxes                                                4,617                4,679               (2,858)
     Income taxes                                                       1,528                1,709                 (916)
                                                                     --------             --------             --------
     Net income                                                      $  3,089             $  2,970             $ (1,942)
                                                                     ========             ========             ========


     Basic earnings per share                                        $   0.09             $   0.09             $  (0.06)
     Diluted earnings per share                                      $   0.09             $   0.09             $  (0.06)

                                                     Nine Months Ended     Nine Months Ended
                                                       September 30,          September 30,
                                                           2000                   1999
                                                     -----------------     -----------------
                                                     (In thousands, except per share data)
SELECTED EARNINGS DATA:
        Interest income                                    $ 67,535             $ 67,136
        Interest expense                                     31,897               23,316
                                                           --------             --------
        Net interest income                                  35,638               43,820

        Provision for loan losses                               150                  100
        Noninterest income:
            Commissions                                      13,532               11,891
            Service fees and other charges                    4,017                3,395
            Underwriting and investment banking                 327                  396
            Net gains (losses)
               Securities                                       224                  181
               Other                                              5                  (11)
            Other income                                        694                  520
                                                           --------             --------
               Total noninterest income                      18,799               16,372

        Noninterest expense

            Salaries and employee benefits                   27,554               33,803
            Gain on postretirement curtailment               (2,928)                --
            Loss on pension termination                       1,008                 --
            Occupancy                                         1,540                1,473
            Equipment and data processing                     4,222                3,792
            Acquisition expense                                --                    431
            Other noninterest expense                         8,985                7,206
                                                           --------             --------
               Total noninterest expense                     40,381               46,705

        Income before taxes                                  13,906               13,387
        Income taxes                                          4,745                4,902
                                                           --------             --------
        Net income                                         $  9,161             $  8,485
                                                           ========             ========


        Basic earnings per share                           $   0.27             $   0.25
        Diluted earnings per share                         $   0.27             $   0.25

                                                                           Three Months Ended  Three Months Ended Three Months Ended
                                                                              September 30,         June 30,           March 31,
                                                                                  2000                2000               2000
                                                                           ------------------  ------------------ ------------------
                                                                                             (Dollars in thousands)

AVERAGE DAILY BALANCE OF SELECTED FINANCIAL CONDITION DATA (UNAUDITED):

     Net loans held for investment (including allowance for loan losses        $   800,785        $   746,430        $   724,776
         of $6,461, $6,324 and $6,390, respectively)
     Net loans held for sale                                                         3,908              4,142              3,979
     Mortgage-backed securities                                                    222,108            234,727            246,713
     Investment securities                                                         141,482            151,870            162,364
     Margin accounts                                                                43,702             42,881             36,295
     Other interest-earning assets                                                  20,630             19,107             23,203
     Total interest-earning assets                                               1,232,615          1,199,157          1,197,330
     Total assets                                                                1,275,354          1,240,837          1,236,916
     Certificates of deposit                                                       471,751            443,474            448,488
     Checking, demand and savings accounts                                         358,298            366,121            365,412
     Other interest bearing liabilities                                            139,447            131,566            127,320
     Total interest-bearing deposits                                               969,496            941,161            941,220
     Total noninterest-bearing liabilities                                          45,401             40,595             37,925
     Total liabilities                                                           1,014,897            981,756            979,145
     Shareholders' equity                                                          260,457            259,081            257,771
     Common shares outstanding for basic EPS calculation                        33,252,174         32,903,672         32,923,217
     Common shares outstanding for diluted EPS calculation                      34,093,040         33,442,391         33,437,697


SUPPLEMENTAL LOAN DATA:

     Loans originated                                                          $    92,587        $    93,366        $    45,642
     Loans purchased                                                                 3,262              4,281                322
     Loan chargeoffs                                                                    16                 70                 28
     Recoveries on loans                                                                 4                  5                 12

                                                                                  As of             As of               As of
                                                                          September 30, 2000    June 30, 2000       March 31, 2000
                                                                          ------------------    -------------       --------------
                                                                                           (Dollars in thousands)

SUPPLEMENTAL DATA:

     Nonaccrual loans                                                          $     3,409        $     3,757        $     3,952
     Restructured loans                                                                212                214                216
     Other real estate owned                                                           307                302                204
     Total nonperforming assets                                                      3,928              4,273              4,372
     Loans serviced for others                                                       5,015              5,134              5,207
     Number of full time equivalent employees                                          566                547                578
     Mortgage-backed securities available for sale                                  99,097            102,863            108,670
     Mortgage-backed securities held to maturity                                   117,847            125,115            131,657
     Investment securities trading                                                   5,813              5,161              6,590
     Investment securities available for sale                                      113,010            144,102            150,865
     Investment securities held to maturity                                            875                875              1,175
     Federal home loan bank stock                                                   13,538             13,287             13,048
     Fair value of held to maturity securities                                     116,930            122,843            129,465


REGULATORY CAPITAL DATA:

     Regulatory tangible capital                                               $   159,552        $   155,816        $   153,021
     Tangible capital ratio                                                          13.50              13.53              13.66
     Regulatory core capital                                                       159,552            155,816            153,021
     Core capital ratio                                                              13.50              13.53              13.66
     Regulatory total capital                                                      165,954            162,078            159,311
     Total risk adjusted assets                                                    710,548            679,300            645,164
     Total risk adjusted ratio                                                       23.36              23.86              24.69